Exhibit 99.1 Key Takeaways from the RGX-314 Phase I/IIa Clinical Trial for Wet AMD (Cohorts 1-5) Jeffrey Heier, MD Peter Campochiaro, MD, Allen Ho, MD, Albert Maguire, MD, David M. Brown, MD, Robert Avery, MD, Dante Pieramici, MD, Szilard Kiss, MD, Arshad Khanani, MD, Charles Wykoff, MD Samir Patel, MD, Keunpyo Kim, PhD, Darin Curtiss, PharmD, Stephen Pakola, MD, Sherri Van Everen, PharmD AAO Retina Subspecialty Days 10/11/2019Exhibit 99.1 Key Takeaways from the RGX-314 Phase I/IIa Clinical Trial for Wet AMD (Cohorts 1-5) Jeffrey Heier, MD Peter Campochiaro, MD, Allen Ho, MD, Albert Maguire, MD, David M. Brown, MD, Robert Avery, MD, Dante Pieramici, MD, Szilard Kiss, MD, Arshad Khanani, MD, Charles Wykoff, MD Samir Patel, MD, Keunpyo Kim, PhD, Darin Curtiss, PharmD, Stephen Pakola, MD, Sherri Van Everen, PharmD AAO Retina Subspecialty Days 10/11/2019

Disclosures

Research grants: Aerie, Aerpio, Apellis, Clearside, Daiichi, Genentech/Roche, Graybug, Gyroscope, Hemera, Janssen R&D, KalVista, Kanghong, Novartis, Ophthotech, Optos, Optovue, Regeneron, Regenxbio, Stealth Biotherapeutics, Thrombogenics, Tyrogenex

Scientific Advisor: 4DMT, Adverum, Aerie, Aerpio, Aldeyra, Alkahest, Allegro, Allergan, Annexon, Apellis, Array, Asclepix, Eloxx, Galimedix, Genentech/Roche, Generation Bio, Interface, iRenix, Janssen R&D, jCyte, Kala, Kanghong, Kodiak, NGM Biopharmaceuticals, Notal Vision, Novartis, Ocugenix, Ocular Therapeutix, Omeicos, Orbit/Gyroscope, Regeneron, Regenxbio, Retrotope, Santen, Scifluor, Shire, Stealth Biotherapeutics, Takeda, Voyant

Board of Directors: Ocular Therapeutix

Equity: Adverum, Aldeyra, Allegro, jCyte, and Ocular Therapeutix



OPHTHALMIC CONSULTANTS OF BOSTON
EXCELLENCE IN EYE CARE

2

RGX-314 Uses a Novel AAV8 Vector to Deliver an anti-VEGF Fab Gene Encoding NAV AAV8 Vector for anti-VEGF fab Cell AAV8 AAV2 anti-VEGF fab RPE Protein RNA Nucleus 1 More Efficient Gene Delivery to the RPE RGX-314 is Designed to Deliver a Gene Encoding for an anti-VEGF fab Protein 1. Vandenberghe et al. 2011 Science Translational Medicine 3RGX-314 Uses a Novel AAV8 Vector to Deliver an anti-VEGF Fab Gene Encoding NAV AAV8 Vector for anti-VEGF fab Cell AAV8 AAV2 anti-VEGF fab RPE Protein RNA Nucleus 1 More Efficient Gene Delivery to the RPE RGX-314 is Designed to Deliver a Gene Encoding for an anti-VEGF fab Protein 1. Vandenberghe et al. 2011 Science Translational Medicine 3

RGX-314 Phase I/IIa wAMD Study Has Fully Enrolled 5 Dose Cohorts Baseline assessment Treatment evaluation Follow up anti–VEGF SD–OCT Anti–VEGF PRN Rescue Injection Criteria injection assessment 0 1 2 6 10 14 18 22 26 54 106 Weeks RGX–314 Safety endpoint administration Secondary endpoints Previously Treated Subjects Requiring Frequent Injections Dose 1 Dose 2 Dose 3 Dose 4 Dose 5 n = 6 n = 6 n = 6 n = 12 n = 12 Safety Safety Safety Safety 9 1 10 1 10 1 11 1 11 3x10 GC/eye review 1x10 GC/eye review 6x10 GC/eye review 1.6x10 GC/eye review 2.5x10 GC/eye Subretinal Dosing Completed in 42 Subjects Across Five Dose Cohorts 1. Dose escalation safety review to occur four weeks after final subject in each cohort has been dosed SD-OCT = spectral domain optical coherence tomography 4RGX-314 Phase I/IIa wAMD Study Has Fully Enrolled 5 Dose Cohorts Baseline assessment Treatment evaluation Follow up anti–VEGF SD–OCT Anti–VEGF PRN Rescue Injection Criteria injection assessment 0 1 2 6 10 14 18 22 26 54 106 Weeks RGX–314 Safety endpoint administration Secondary endpoints Previously Treated Subjects Requiring Frequent Injections Dose 1 Dose 2 Dose 3 Dose 4 Dose 5 n = 6 n = 6 n = 6 n = 12 n = 12 Safety Safety Safety Safety 9 1 10 1 10 1 11 1 11 3x10 GC/eye review 1x10 GC/eye review 6x10 GC/eye review 1.6x10 GC/eye review 2.5x10 GC/eye Subretinal Dosing Completed in 42 Subjects Across Five Dose Cohorts 1. Dose escalation safety review to occur four weeks after final subject in each cohort has been dosed SD-OCT = spectral domain optical coherence tomography 4

Anti-VEGF Retreatment Allowed for Any Fluid or Disease Activity Anti-VEGF may be given beginning 4 weeks post-treatment and PRN every 4 weeks thereafter per investigator’s discretion if one or more of the criteria apply: CNV-related Vision loss of ≥5 increased, New ocular letters associated w/ new, or persistent hemorrhage fluid fluid 5Anti-VEGF Retreatment Allowed for Any Fluid or Disease Activity Anti-VEGF may be given beginning 4 weeks post-treatment and PRN every 4 weeks thereafter per investigator’s discretion if one or more of the criteria apply: CNV-related Vision loss of ≥5 increased, New ocular letters associated w/ new, or persistent hemorrhage fluid fluid 5

Subjects Enrolled in the Phase I/IIa Trial Were Chronically Treated

	Variable	Cohort 1 (n=6)	Cohort 2 (n=6)	Cohort 3 (n=6)	Cohort 4 (n=12)	Cohort 5 (n=12)	Total (n=42)
BASELINE	**Mean Age (Years)**	**78.2**	**78.0**	**80.0**	**80.3**	**81.6**	**80.0**
BASELINE	**Baseline BCVA (Snellen equivalents)**	53.7 (20/100)	50.7 (20/100)	54.7 (20/80)	61.3 (20/63)	54.3 (20/80)	55.7 (20/80)
BASELINE	**Baseline OCT (reading center)**	**361.7** (n=6)	**413.2** (n=6)	**359.8** (n=6)	**411.3** (n=12)	**418.3** (n=12)	**399.1** (n=42)
BASELINE	**Baseline serum AAV8 Nab+ with titer >1:10 (%)**	**2** (33.3%)	**3** (50.0%)	**4** (66.7%)	**4** (33.3%)	**5** (41.7%)	**18** (42.9%)
PRIOR THERAPY	**Months Since First anti-VEGF Injection**	**53.5**	**59.3**	**71.7**	**58.1**	**45.9**	**56.1**
PRIOR THERAPY	**# Injections Since Diagnosis** (Mean)	**40.7**	**32.5**	**34.2**	**35.7**	**26.7**	**33.1**
PRIOR THERAPY	**Average Annualized Injections Prior to Entry**	**9.6**	**10.5**	**6.8**	**10.2**	**9.9**	**9.6**

6

RGX-314 Has Been Well Tolerated in All Cohorts § RGX–314 was well–tolerated (n=42) § No drug-related SAEs § Most AEs were assessed as mild (Grade 1 – 79%) § No observed clinically determined immune responses, drug-related ocular inflammation, or any post-surgical inflammation beyond what is expected following routine vitrectomy § Fifteen SAEs that were not drug-related were reported in nine subjects – Two deaths unrelated to RGX-314 – Two ocular procedure-related SAEs: peripheral retinal detachment which was repaired and an endophthalmitis post aqueous sample collection * Data cut October 9, 2019 7RGX-314 Has Been Well Tolerated in All Cohorts § RGX–314 was well–tolerated (n=42) § No drug-related SAEs § Most AEs were assessed as mild (Grade 1 – 79%) § No observed clinically determined immune responses, drug-related ocular inflammation, or any post-surgical inflammation beyond what is expected following routine vitrectomy § Fifteen SAEs that were not drug-related were reported in nine subjects – Two deaths unrelated to RGX-314 – Two ocular procedure-related SAEs: peripheral retinal detachment which was repaired and an endophthalmitis post aqueous sample collection * Data cut October 9, 2019 7

Dose Dependent Increase in RGX-314 Protein Observed Across Cohorts As Measured from Aqueous Samples by ECL 1 Month post-RGX-314 500 376.0 ng/ml 400 2 249.4 ng/ml 160.2 ng/ml 300 200 100 12.8 ng/ml 2.5 ng/ml 0 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 9 10 10 11 11 3 x 10 GC/eye 1 x 10 GC/eye 6 x 10 GC/eye 1.6 x 10 GC/eye 2.5 x 10 GC/eye 1 n=5 n=6 n=6 n=12 n=12 RGX–314 Dose 1. N=5; one subject in Cohort 1 did not have aqueous sample taken at Week 6 2. One subject’s protein concentration measured at Day 17 post RGX-314 administration (no 4 week sample available) 8 Mean RGX–314 Protein (ng/mL)Dose Dependent Increase in RGX-314 Protein Observed Across Cohorts As Measured from Aqueous Samples by ECL 1 Month post-RGX-314 500 376.0 ng/ml 400 2 249.4 ng/ml 160.2 ng/ml 300 200 100 12.8 ng/ml 2.5 ng/ml 0 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 9 10 10 11 11 3 x 10 GC/eye 1 x 10 GC/eye 6 x 10 GC/eye 1.6 x 10 GC/eye 2.5 x 10 GC/eye 1 n=5 n=6 n=6 n=12 n=12 RGX–314 Dose 1. N=5; one subject in Cohort 1 did not have aqueous sample taken at Week 6 2. One subject’s protein concentration measured at Day 17 post RGX-314 administration (no 4 week sample available) 8 Mean RGX–314 Protein (ng/mL)

Cohort 3: Sustained Visual and Anatomic Outcomes over 1.5 years

Best Corrected Visual Acuity (BCVA)



Letters Read
70
60
50
40
30
-9 letters
D1
M1
M6
1 Yr
1.5 Yrs
Time



Letters Read
70
60
50
40
30
+1 letters
D1
M1
M6
1 Yr
1.5 Yrs
Time



Letters Read
70
60
50
40
30
+9 letters
D1
M1
M6
1 Yr
1.5 Yrs
Time

Central Retinal Thickness (CRT) on Heidelberg SD-OCT



µm
600
500
400
300
200
-26 µm
D1
M1
M6
1 Yr
1.5 Yrs
Time



µm
600
500
400
300
200
+45 µm
D1
M1
M6
1 Yr
1.5 Yrs
Time



µm
600
500
400
300
200
-40 µm
D1
M1
M6
1 Yr
1.5 Yrs
Time

Cohort 1[1]	Cohort 2	Cohort 3
10.5 Injections (annualized)	**9.0 Injections** (annualized)	**2.6 Injections** (annualized)

1. One subject in Cohort 1 discontinued from the study at four months with four injections and was imputed as requiring one injection per every 4 weeks visit.

9

Cohort 3: Injection-free Subjects Continue to Do Well Over 1.5 Years Anti-VEGF Injection-free Subjects (n= 3 of 6) Sustained RGX-314 Protein Levels Over 1 Year Best Corrected Visual Acuity (BCVA) +11 letters 70 1000 274.9 260.5 236.2 60 ng/ml ng/ml ng/ml 50 40 D1 M1 M6 1 Yr 1.5 100 Yrs Time Central Retinal Thickness (CRT) on Heidelberg SD-OCT 400 -21 µm 10 300 200 100 D1 M1 M6 1 Yr 1.5 1 Yrs Time Month 1 Month 6 1 Year 10 Mean RGX–314 Protein (ng/mL) (log scale) μm Letters ReadCohort 3: Injection-free Subjects Continue to Do Well Over 1.5 Years Anti-VEGF Injection-free Subjects (n= 3 of 6) Sustained RGX-314 Protein Levels Over 1 Year Best Corrected Visual Acuity (BCVA) +11 letters 70 1000 274.9 260.5 236.2 60 ng/ml ng/ml ng/ml 50 40 D1 M1 M6 1 Yr 1.5 100 Yrs Time Central Retinal Thickness (CRT) on Heidelberg SD-OCT 400 -21 µm 10 300 200 100 D1 M1 M6 1 Yr 1.5 1 Yrs Time Month 1 Month 6 1 Year 10 Mean RGX–314 Protein (ng/mL) (log scale) μm Letters Read

Cohort 4: Visual and Anatomic Outcomes Best Corrected Visual Acuity (BCVA) 80 § Stable to improved vision and OCT +2 Letters 70 on average 60 50 § 42% (5 of 12) injection-free at 6 40 months D1 M1 M2 M3 M4 M5 M6 Time § 2 patients with incomplete response Central Retinal Thickness (CRT) on Heidelberg SD-OCT* to anti-VEGF receiving monthly 600 injections 500 -42 μm 400 300 200 D1 M1 M2 M3 M4 M5 M6 Time 2.2 inj / 6 mo Cohort 4 (n=12) § SD-OCT data read by a central reading center (Duke Reading Center). 11 μm Letters ReadCohort 4: Visual and Anatomic Outcomes Best Corrected Visual Acuity (BCVA) 80 § Stable to improved vision and OCT +2 Letters 70 on average 60 50 § 42% (5 of 12) injection-free at 6 40 months D1 M1 M2 M3 M4 M5 M6 Time § 2 patients with incomplete response Central Retinal Thickness (CRT) on Heidelberg SD-OCT* to anti-VEGF receiving monthly 600 injections 500 -42 μm 400 300 200 D1 M1 M2 M3 M4 M5 M6 Time 2.2 inj / 6 mo Cohort 4 (n=12) § SD-OCT data read by a central reading center (Duke Reading Center). 11 μm Letters Read

Cohort 5: Visual and Anatomic Outcomes Best Corrected Visual Acuity (BCVA) 80 § Stable to improved vision and OCT +4 Letters 70 on average 60 50 § 75% (9 of 12) injection free at 5-6 40 months D1 M1 M2 M3 M4 M5 M6 Time § Highest clinical response observed Central Retinal Thickness (CRT) on Heidelberg SD-OCT* 600 500 400 300 -68 μm 200 D1 M1 M2 M3 M4 M5 M6 Time 0.8 inj / 5 - 6 mo Cohort 5 § SD-OCT data read by a central reading center (Duke Reading Center). 12 § 1 subject discontinued after 4 months μm Letters ReadCohort 5: Visual and Anatomic Outcomes Best Corrected Visual Acuity (BCVA) 80 § Stable to improved vision and OCT +4 Letters 70 on average 60 50 § 75% (9 of 12) injection free at 5-6 40 months D1 M1 M2 M3 M4 M5 M6 Time § Highest clinical response observed Central Retinal Thickness (CRT) on Heidelberg SD-OCT* 600 500 400 300 -68 μm 200 D1 M1 M2 M3 M4 M5 M6 Time 0.8 inj / 5 - 6 mo Cohort 5 § SD-OCT data read by a central reading center (Duke Reading Center). 12 § 1 subject discontinued after 4 months μm Letters Read

Cohort 4 and Cohort 5: Anti-VEGF Injection-free Subjects Best Corrected Visual Acuity (BCVA) 80 80 +5 Letters +2 Letters 70 70 60 60 50 50 40 40 D1 M1 M2 M3 M4 M5 M6 D1 M1 M2 M3 M4 M5 M6 Time Time Central Retinal Thickness (CRT) on Heidelberg SD-OCT* 600 600 500 500 -80 μm -61 μm 400 400 300 300 200 200 D1 M1 M2 M3 M4 M5 M6 D1 M1 M2 M3 M4 M5 M6 Time Time 0 Injections 0 Injections Cohort 4 (n=5) 42% Cohort 5 (n=9) 75% § SD-OCT data read by a central reading center (Duke Reading Center). 13 μm Letters Read μm Letters ReadCohort 4 and Cohort 5: Anti-VEGF Injection-free Subjects Best Corrected Visual Acuity (BCVA) 80 80 +5 Letters +2 Letters 70 70 60 60 50 50 40 40 D1 M1 M2 M3 M4 M5 M6 D1 M1 M2 M3 M4 M5 M6 Time Time Central Retinal Thickness (CRT) on Heidelberg SD-OCT* 600 600 500 500 -80 μm -61 μm 400 400 300 300 200 200 D1 M1 M2 M3 M4 M5 M6 D1 M1 M2 M3 M4 M5 M6 Time Time 0 Injections 0 Injections Cohort 4 (n=5) 42% Cohort 5 (n=9) 75% § SD-OCT data read by a central reading center (Duke Reading Center). 13 μm Letters Read μm Letters Read

Cohort 5: Injections Pre and Post RGX-314 (n=12) 1 2 3 4 5 6 7 8 9 10 11 12 1 Year 0 Month Month Month Month Month Month Time prior to treatment with RGX-314 1 2 3 4 5 6 RGX-314 (n=12) (n=11) (n=5) Months since RGX-314 AFLIBERCEPT BEVACIZUMAB Visit With No Injection RANIBIZUMAB § Subject #1 discontinued after 4 months * Data cut October 9, 2019 14 SubjectCohort 5: Injections Pre and Post RGX-314 (n=12) 1 2 3 4 5 6 7 8 9 10 11 12 1 Year 0 Month Month Month Month Month Month Time prior to treatment with RGX-314 1 2 3 4 5 6 RGX-314 (n=12) (n=11) (n=5) Months since RGX-314 AFLIBERCEPT BEVACIZUMAB Visit With No Injection RANIBIZUMAB § Subject #1 discontinued after 4 months * Data cut October 9, 2019 14 Subject

Cohort 5
2.5x10^{11} GC/eye

Case A: Subject History Prior to RGX-314


09MAY2018
06JUN2018
11JUL2018
08AUG2018
05SEP2018
03OCT2018
31OCT2018
05DEC2018
02JAN2019
30JAN2019
27FEB2019
27MAR2019

15

Cohort 5 Day 1 – VA 73 letters 1 Month 4 Months 11 2.5x10 GC/eye Case A: 13 Injections in Year Prior with 0 Rescue Injections after Week 1 – OCT response 2 Months 5 Months – VA 75 (+2 letters) RGX-314 Age: 87 Total prior anti-VEGF hx: 40 Last year anti-VEGF: 13 Rescue Inj in Study: 0 RGX-314 1 Week post-RGX-314 3 Months Week 26 – xx letters 16Cohort 5 Day 1 – VA 73 letters 1 Month 4 Months 11 2.5x10 GC/eye Case A: 13 Injections in Year Prior with 0 Rescue Injections after Week 1 – OCT response 2 Months 5 Months – VA 75 (+2 letters) RGX-314 Age: 87 Total prior anti-VEGF hx: 40 Last year anti-VEGF: 13 Rescue Inj in Study: 0 RGX-314 1 Week post-RGX-314 3 Months Week 26 – xx letters 16

Cohort 5 Day 1 – VA 46 letters (20/125) 1 Month 4 Months 11 2.5x10 GC/eye Case B: 8 Injections in Year Prior with 0 Rescue Injections after Week 1 – OCT response 2 Months 5 Months RGX-314 Age: 86 Total prior anti-VEGF hx: 20 Last year anti-VEGF: 8 Rescue Inj in Study: 0 RGX-314 Week 1 post-RGX-314 3 Months 6 Months – VA 48 (+2 letters) 17Cohort 5 Day 1 – VA 46 letters (20/125) 1 Month 4 Months 11 2.5x10 GC/eye Case B: 8 Injections in Year Prior with 0 Rescue Injections after Week 1 – OCT response 2 Months 5 Months RGX-314 Age: 86 Total prior anti-VEGF hx: 20 Last year anti-VEGF: 8 Rescue Inj in Study: 0 RGX-314 Week 1 post-RGX-314 3 Months 6 Months – VA 48 (+2 letters) 17

RGX-314 Program Next Steps

RGX-314 Gene Therapy

wAMD moving to Phase IIb Study by the end of the year

Diabetic Retinopathy
IND by end of the year

Expanding to evaluate SCS delivery using Clearside's proprietary, in-office SCS Microinjector™



18

Key takeaways from the RGX-314 Phase I/IIa wAMD Clinical Trial § RGX-314 Phase I/IIa wAMD study has fully enrolled 42 patients in 5 dose cohorts § Patients enrolled were severe wAMD requiring frequent anti-VEGF injections § Subretinal RGX-314 was well tolerated in 5 dose Cohorts § Dose dependent increase in ocular protein observed across cohorts § Cohort 3: subjects continue to demonstrate good vision and anatomic outcomes over 1.5 years § Cohort 4: reduction in injection burden with stable to improved anatomic and visual outcomes § Cohort 5: highest clinical response observed with 75% of subjects injection-free with stable to improved anatomic and visual outcomes* § RGX-314 moving into Phase IIb trial for wet AMD, Phase II diabetic retinopathy trial, TM and in-office suprachoroidal delivery via SCS Microinjector , * Data cut October 9 2019 19Key takeaways from the RGX-314 Phase I/IIa wAMD Clinical Trial § RGX-314 Phase I/IIa wAMD study has fully enrolled 42 patients in 5 dose cohorts § Patients enrolled were severe wAMD requiring frequent anti-VEGF injections § Subretinal RGX-314 was well tolerated in 5 dose Cohorts § Dose dependent increase in ocular protein observed across cohorts § Cohort 3: subjects continue to demonstrate good vision and anatomic outcomes over 1.5 years § Cohort 4: reduction in injection burden with stable to improved anatomic and visual outcomes § Cohort 5: highest clinical response observed with 75% of subjects injection-free with stable to improved anatomic and visual outcomes* § RGX-314 moving into Phase IIb trial for wet AMD, Phase II diabetic retinopathy trial, TM and in-office suprachoroidal delivery via SCS Microinjector , * Data cut October 9 2019 19

Acknowledgments

- **Robert Avery, MD** (Santa Barbara, CA)
- **David Brown, MD** (Houston, TX)
- **Peter Campochiaro, MD** (Baltimore, MD)
- **Jorge Calzada, MD** (Memphis. TN)
- **Jeff Heier, MD** (Boston, MA)
- **Allen Ho, MD** (Philadelphia, PA)
- **Arshad Khanani, MD** (Reno, NV)
- **Albert Maguire, MD** (Philadelphia, PA)
- **Dante Pieramici, MD** (Santa Barbara, CA)
- **Charles Wykoff, MD PhD** (Houston, CA)
- **Szilard Kiss, MD** (New York, NY)
- **Sherri Van Everen, PharmD** (REGENXBIO)
- **Darin Curtiss, PharmD** (REGENXBIO)
- **Stephen Pakola, MD** (REGENXBIO)



University of Pennsylvania, Philadelphia, PA
Ophthalmic Consultants of Boston, Boston, MA
Wills Eye Institute, Philadelphia, PA
Johns Hopkins University, Baltimore, MD
Sierra Eye Associates, Reno, NV
California Retina Consultants, Santa Barbara, CA
Charles Retina, Memphis, TN
Houston Retina Consultants, Houston, TX

20

Supplemental InformationSupplemental Information

Mean Change in Annualized Injection Rate Pre and Post RGX-314: >80% Reduction in Cohort 5 Comparison of injection rate PRIOR and POST RGX-314 12 10.5 10.5 11 10.2 9.9 9.9 9.6 10 9.0 9 7.8 8 6.8 7 6 4.4 5 4 2.7 2.6 3 1.6 2 1 0 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 9 10 10 11 11 3 x 10 GC/eye 1 x 10 GC/eye 6 x 10 GC/eye 1.6 x 10 GC/eye 2.5 x 10 GC/eye n=6 n=6 n=6 n=12 n=12 RGX–314 Dose Mean PRIOR Annual Rate (12 m IVTs) Mean POST RGX-314 Annual Rate (6 m) Mean POST RGX-314 Annual Rate (18 m) *Prior annual rate is (Total # of prior IVTs)/(minimum(366 days, Duration between first ever IVT and Day 1)/365.25). Post RGX-314 annual rate is (Total # of IVTs on Study)/(Duration on Study/365.25) where on Study is from RGX-314 administration through 18 months for C1-C3 and up to 6 months for C4 –C5. 22 Annualized injections*Mean Change in Annualized Injection Rate Pre and Post RGX-314: >80% Reduction in Cohort 5 Comparison of injection rate PRIOR and POST RGX-314 12 10.5 10.5 11 10.2 9.9 9.9 9.6 10 9.0 9 7.8 8 6.8 7 6 4.4 5 4 2.7 2.6 3 1.6 2 1 0 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 9 10 10 11 11 3 x 10 GC/eye 1 x 10 GC/eye 6 x 10 GC/eye 1.6 x 10 GC/eye 2.5 x 10 GC/eye n=6 n=6 n=6 n=12 n=12 RGX–314 Dose Mean PRIOR Annual Rate (12 m IVTs) Mean POST RGX-314 Annual Rate (6 m) Mean POST RGX-314 Annual Rate (18 m) *Prior annual rate is (Total # of prior IVTs)/(minimum(366 days, Duration between first ever IVT and Day 1)/365.25). Post RGX-314 annual rate is (Total # of IVTs on Study)/(Duration on Study/365.25) where on Study is from RGX-314 administration through 18 months for C1-C3 and up to 6 months for C4 –C5. 22 Annualized injections*

RGX-314: Standardized Automated Subretinal Delivery Procedure

Step 1 – Vitrectomy





Step 2 – Subretinal Injection


NEW
MicroDose™
Injection Kit

MedOne MicroDose Syringe



Performed Under Local Anaesthesia in the OR

- Standard **small gauge** vitrectomy to perform a core vitrectomy
- Automated delivery with a **MedOne subretinal cannula** attached to the vitrectomy machine

- **Inject 250μl** to create subretinal bleb in a healthy area of retina
- Target superior to the superotemporal arcade vessel or outside the arcades

- Can create another **bleb** area if needed
- Keep margin of the bleb at least 2DA **away from the fovea**

Air fluid exchange and then **Sub-conj steroid injection** at the end of procedure
(No systemic steroids used in protocol)
No positioning mandated and patient is discharged home with follow-up the next day

23

Cohort 5 Day 1 – VA 73 letters 1 Month 4 Months Day 1 – VA 73 letters Week 6 – VA 76 letters Week 18 – VA 72 letters 11 2.5x10 GC/eye Case C: 12 Injections in Year Prior with 0 Rescue Injections Week 1 – OCT response 2 Months 5 Months Week 1 – VA 72 letters Week 10 – VA 74 letters Week 22 – VA 76 letters after RGX-314 Age: 80 Total prior anti-VEGF hx: 20 Last year anti-VEGF: 12 Rescue Inj in Study: 0 RGX-314 1 Week Post RGX-314 3 Months Week 3 – VA 67 letters Week 14 – VA 75 letters 6 Months– VA 74 (+1 letter) 24Cohort 5 Day 1 – VA 73 letters 1 Month 4 Months Day 1 – VA 73 letters Week 6 – VA 76 letters Week 18 – VA 72 letters 11 2.5x10 GC/eye Case C: 12 Injections in Year Prior with 0 Rescue Injections Week 1 – OCT response 2 Months 5 Months Week 1 – VA 72 letters Week 10 – VA 74 letters Week 22 – VA 76 letters after RGX-314 Age: 80 Total prior anti-VEGF hx: 20 Last year anti-VEGF: 12 Rescue Inj in Study: 0 RGX-314 1 Week Post RGX-314 3 Months Week 3 – VA 67 letters Week 14 – VA 75 letters 6 Months– VA 74 (+1 letter) 24